Exhibit 99.2

Fourth Quarter 2022 Earnings Results

Quarterly Financial Supplement	Page
Consolidated Financial Summary	1
Consolidated Financial Metrics, Ratios and Statistical Data	2
Consolidated and U.S. Bank Supplemental Financial Information	3
Consolidated Average Common Equity and Regulatory Capital Information	4
Institutional Securities Income Statement Information, Financial Metrics and Ratios	5
Wealth Management Income Statement Information, Financial Metrics and Ratios	6
Wealth Management Financial Information and Statistical Data	7
Investment Management Income Statement Information, Financial Metrics and Ratios	8
Investment Management Financial Information and Statistical Data	9
Consolidated Loans and Lending Commitments	10
Consolidated Loans and Lending Commitments Allowance for Credit Losses	11
Definition of U.S. GAAP to Non-GAAP Measures	12
Definitions of Performance Metrics and Terms	13 - 14
Supplemental Quantitative Details and Calculations	15 - 17
Legal Notice	18

The Firm's earnings results reflect the effect of the acquisition of Eaton Vance Corp. (“Eaton Vance”) prospectively from the March 1, 2021 acquisition date.  The comparisons of current year results to certain prior periods are impacted by the acquisition of Eaton Vance reported in the Investment Management segment.

Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2022	Sep 30, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Change
Net revenues
Institutional Securities	$4,800	$5,817	$6,669	(17%)	(28%)	$24,393	$29,833	(18%)
Wealth Management	6,626	6,120	6,254	8%	6%	24,417	24,243	1%
Investment Management	1,461	1,168	1,751	25%	(17%)	5,375	6,220	(14%)
Intersegment Eliminations	(138)	(119)	(150)	(16%)	8%	(517)	(541)	4%
Net revenues (1)	$12,749	$12,986	$14,524	(2%)	(12%)	$53,668	$59,755	(10%)

Provision for credit losses	$87	$35	$5	149%	*	$280	$4	*

Non-interest expenses
Institutional Securities	$3,991	$4,167	$3,705	(4%)	8%	$17,467	$18,026	(3%)
Wealth Management	4,760	4,460	4,826	7%	(1%)	17,765	18,051	(2%)
Investment Management	1,247	1,052	1,243	19%	--	4,568	4,542	1%
Intersegment Eliminations	(130)	(116)	(139)	(12%)	6%	(501)	(536)	7%
Non-interest expenses (1)(2)	$9,868	$9,563	$9,635	3%	2%	$39,299	$40,083	(2%)

Income before provision for income taxes
Institutional Securities	$748	$1,626	$2,972	(54%)	(75%)	$6,715	$11,814	(43%)
Wealth Management	1,840	1,649	1,415	12%	30%	6,583	6,181	7%
Investment Management	214	116	508	84%	(58%)	807	1,678	(52%)
Intersegment Eliminations	(8)	(3)	(11)	(167%)	27%	(16)	(5)	*
Income before provision for income taxes	$2,794	$3,388	$4,884	(18%)	(43%)	$14,089	$19,668	(28%)

Net Income applicable to Morgan Stanley
Institutional Securities	$656	$1,274	$2,223	(49%)	(70%)	$5,242	$8,957	(41%)
Wealth Management	1,424	1,253	1,071	14%	33%	5,139	4,734	9%
Investment Management	162	107	411	51%	(61%)	660	1,347	(51%)
Intersegment Eliminations	(6)	(2)	(9)	(200%)	33%	(12)	(4)	(200%)
Net Income applicable to Morgan Stanley	$2,236	$2,632	$3,696	(15%)	(40%)	$11,029	$15,034	(27%)
Earnings applicable to Morgan Stanley common shareholders	$2,113	$2,494	$3,592	(15%)	(41%)	$10,540	$14,566	(28%)

‐
Firm net revenues excluding mark-to-market gains and losses on deferred cash-based compensation plans (DCP) were: 4Q22: $12,555 million, 3Q22: $13,222 million, 4Q21: $14,394 million, 4Q22 YTD: $54,866 million, 4Q21 YTD: $59,366 million.

‐	Firm compensation expenses excluding DCP were: 4Q22: $5,426 million, 3Q22: $5,733 million, 4Q21: $5,350 million, 4Q22 YTD: $23,769 million, 4Q21 YTD: $24,102 million.
The End Notes are an integral part of this presentation.  See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2022	Sep 30, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Change

Financial Metrics:

Earnings per basic share	$1.28	$1.49	$2.05	(14%)	(38%)	$6.23	$8.16	(24%)
Earnings per diluted share	$1.26	$1.47	$2.01	(14%)	(37%)	$6.15	$8.03	(23%)

Return on average common equity	9.2%	10.7%	14.7%			11.2%	15.0%
Return on average tangible common equity	12.6%	14.6%	19.8%			15.3%	19.8%

Book value per common share	$54.55	$54.46	$55.12			$54.55	$55.12
Tangible book value per common share	$40.06	$39.93	$40.91			$40.06	$40.91

Excluding integration-related expenses (1)
Adjusted earnings per diluted share	$1.31	$1.53	$2.08	(14%)	(37%)	$6.36	$8.22	(23%)
Adjusted return on average common equity	9.6%	11.1%	15.2%			11.6%	15.3%
Adjusted return on average tangible common equity	13.1%	15.2%	20.4%			15.7%	20.2%

Financial Ratios:

Pre-tax profit margin	22%	26%	34%			26%	33%
Compensation and benefits as a % of net revenues	44%	43%	38%			43%	41%
Non-compensation expenses as a % of net revenues	33%	30%	29%			30%	26%
Firm expense efficiency ratio	77%	74%	66%			73%	67%
Firm expense efficiency ratio excluding integration-related expenses (1)	76%	73%	65%			72%	66%
Effective tax rate	18.9%	21.4%	23.9%			20.7%	23.1%

Statistical Data:

Period end common shares outstanding (millions)	1,675	1,694	1,772	(1%)	(5%)
Average common shares outstanding (millions)
Basic	1,652	1,674	1,751	(1%)	(6%)	1,691	1,785	(5%)
Diluted	1,679	1,697	1,785	(1%)	(6%)	1,713	1,814	(6%)

Worldwide employees	82,427	81,567	74,814	1%	10%

Notes:
‐
For the quarters ended December 31, 2022, September 30, 2022 and December 31, 2021, Firm results include pre-tax integration-related expenses of $120 million, $123 million and $146 million ($92 million, $94 million and $114 million after-tax) respectively, reported in the Wealth Management and Investment Management business segments. The twelve months ended December 31, 2022 and 2021 results include pre-tax integration-related expenses of $470 million and $456 million ($360 million and $352 million after-tax), respectively.

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The End Notes are an integral part of this presentation.  See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2022	Sep 30, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Change

Consolidated Balance sheet

Total assets	$1,180,231	$1,160,029	$1,188,140	2%	(1%)
Loans (1)	$222,182	$218,448	$200,761	2%	11%
Deposits	$356,646	$338,123	$347,574	5%	3%
Long-term debt outstanding	$233,867	$216,361	$227,363	8%	3%
Maturities of long-term debt outstanding (next 12 months)	$18,910	$18,755	$14,197	1%	33%

Average liquidity resources	$312,250	$308,001	$345,049	1%	(10%)

Common equity	$91,391	$92,261	$97,691	(1%)	(6%)
Less: Goodwill and intangible assets	(24,268)	(24,613)	(25,192)	(1%)	(4%)
Tangible common equity	$67,123	$67,648	$72,499	(1%)	(7%)

Preferred equity	$8,750	$8,750	$7,750	--	13%

U.S. Bank Supplemental Financial Information
Total assets	$390,963	$371,165	$386,059	5%	1%
Loans	$206,344	$204,889	$185,499	1%	11%
Investment securities portfolio (2)	$123,254	$123,007	$143,292	--	(14%)
Deposits	$350,553	$331,943	$346,221	6%	1%

Regional revenues
Americas	$9,897	$10,094	$11,274	(2%)	(12%)	$40,117	$44,605	(10%)
EMEA (Europe, Middle East, Africa)	1,430	1,392	1,695	3%	(16%)	6,811	7,699	(12%)
Asia	1,422	1,500	1,555	(5%)	(9%)	6,740	7,451	(10%)
Consolidated net revenues	$12,749	$12,986	$14,524	(2%)	(12%)	$53,668	$59,755	(10%)

The End Notes are an integral part of this presentation.  See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2022	Sep 30, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Change

Average Common Equity
Institutional Securities	$48.8	$48.8	$43.5	--	12%	$48.8	$43.5	12%
Wealth Management	31.0	31.0	28.6	--	8%	31.0	28.6	8%
Investment Management	10.6	10.6	10.7	--	(1%)	10.6	8.8	20%
Parent	1.1	2.5	15.0	(56%)	(93%)	3.5	16.2	(78%)
Firm	$91.5	$92.9	$97.8	(2%)	(6%)	$93.9	$97.1	(3%)

Regulatory Capital (1)

Common Equity Tier 1 capital	$68.7	$67.9	$75.7	1%	(9%)
Tier 1 capital	$77.2	$76.4	$83.3	1%	(7%)

Standardized Approach
Risk-weighted assets	$448.7	$457.9	$471.9	(2%)	(5%)
Common Equity Tier 1 capital ratio	15.3%	14.8%	16.0%
Tier 1 capital ratio	17.2%	16.7%	17.7%

Advanced Approach
Risk-weighted assets	$440.8	$447.8	$435.7	(2%)	1%
Common Equity Tier 1 capital ratio	15.6%	15.2%	17.4%
Tier 1 capital ratio	17.5%	17.1%	19.1%

Leverage-based capital
Tier 1 leverage ratio	6.7%	6.6%	7.1%
Supplementary Leverage Ratio	5.5%	5.4%	5.6%

The End Notes are an integral part of this presentation.  See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2022	Sep 30, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Change
Revenues:

Advisory	$711	$693	$1,071	3%	(34%)	$2,946	$3,487	(16%)
Equity	227	218	853	4%	(73%)	851	4,437	(81%)
Fixed income	314	366	510	(14%)	(38%)	1,438	2,348	(39%)
Underwriting	541	584	1,363	(7%)	(60%)	2,289	6,785	(66%)
Investment banking	1,252	1,277	2,434	(2%)	(49%)	5,235	10,272	(49%)

Equity	2,176	2,459	2,857	(12%)	(24%)	10,769	11,435	(6%)
Fixed income	1,418	2,181	1,228	(35%)	15%	9,022	7,516	20%
Other	(46)	(100)	150	54%	*	(633)	610	*

Net revenues	4,800	5,817	6,669	(17%)	(28%)	24,393	29,833	(18%)

Provision for credit losses	61	24	(8)	154%	*	211	(7)	*

Compensation and benefits	1,644	1,948	1,370	(16%)	20%	8,246	9,165	(10%)
Non-compensation expenses	2,347	2,219	2,335	6%	1%	9,221	8,861	4%
Total non-interest expenses	3,991	4,167	3,705	(4%)	8%	17,467	18,026	(3%)

Income before provision for income taxes	748	1,626	2,972	(54%)	(75%)	6,715	11,814	(43%)
Net income applicable to Morgan Stanley	$656	$1,274	$2,223	(49%)	(70%)	$5,242	$8,957	(41%)

Pre-tax profit margin	16%	28%	45%			28%	40%
Compensation and benefits as a % of net revenues	34%	34%	21%			34%	31%
Non-compensation expenses as a % of net revenues	49%	38%	35%			38%	30%

Return on Average Common Equity	5%	10%	20%			10%	20%
Return on Average Tangible Common Equity (1)	5%	10%	20%			10%	20%

Trading VaR (Average Daily 95% / One-Day VaR)	$64	$61	$40

The End Notes are an integral part of this presentation.  See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2022	Sep 30, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Change
Revenues:
Asset management	$3,347	$3,389	$3,700	(1%)	(10%)	$13,872	$13,966	(1%)
Transactional	931	616	1,027	51%	(9%)	2,473	4,259	(42%)
Net interest income	2,138	2,004	1,405	7%	52%	7,429	5,393	38%
Other	210	111	122	89%	72%	643	625	3%
Net revenues (1)	6,626	6,120	6,254	8%	6%	24,417	24,243	1%

Provision for credit losses	26	11	13	136%	100%	69	11	*

Compensation and benefits (1)	3,343	3,171	3,486	5%	(4%)	12,534	13,090	(4%)
Non-compensation expenses	1,417	1,289	1,340	10%	6%	5,231	4,961	5%
Total non-interest expenses (2)	4,760	4,460	4,826	7%	(1%)	17,765	18,051	(2%)

Income before provision for income taxes	1,840	1,649	1,415	12%	30%	6,583	6,181	7%
Net income applicable to Morgan Stanley	$1,424	$1,253	$1,071	14%	33%	$5,139	$4,734	9%

Pre-tax profit margin	28%	27%	23%			27%	25%
Pre-tax profit margin excluding integration-related expenses	29%	28%	24%			28%	27%
Compensation and benefits as a % of net revenues	50%	52%	56%			51%	54%
Non-compensation expenses as a % of net revenues	21%	21%	21%			21%	20%

Return on Average Common Equity	18%	16%	15%			16%	16%
Return on Average Tangible Common Equity (3)	34%	30%	31%			31%	34%

Notes:
‐	Wealth Management net revenues excluding DCP were: 4Q22: $6,520 million, 3Q22: $6,273 million, 4Q21: $6,203 million, 4Q22 YTD: $25,275 million, 4Q21 YTD: $24,033 million.
‐	Wealth Management compensation expenses excluding DCP were: 4Q22: $3,228 million, 3Q22: $3,257 million, 4Q21: $3,412 million, 4Q22 YTD: $13,064 million, 4Q21 YTD: $12,797 million.
‐
For the quarters ended December 31, 2022, September 30, 2022 and December 31, 2021, Wealth Management's results include pre-tax integration-related expenses of $94 million, $92 million and $109 million ($72 million, $70 million and $85 million after-tax), respectively. The twelve months ended December 31, 2022 and 2021 results include pre‐tax integration‐related expenses of $357 million and $346 million ($273 million and $267 million after‐tax), respectively.

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The End Notes are an integral part of this presentation.  See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2022	Sep 30, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021

Wealth Management Metrics

Total client assets (1)	$4,187	$4,134	$4,989	1%	(16%)
Net new assets	$51.6	$64.8	$127.1	(20%)	(59%)
U.S. Bank loans	$146.1	$145.7	$129.2	--	13%
Margin and other lending (2)	$22.0	$24.3	$31.0	(9%)	(29%)
Deposits (3)	$351	$332	$346	6%	1%
Annualized weighted average cost of deposits
Period end	1.59%	0.93%	0.10%
Period average	1.32%	0.56%	0.12%

Advisor-led channel

Advisor-led client assets	$3,392	$3,305	$3,886	3%	(13%)

Fee-based client assets	$1,678	$1,628	$1,839	3%	(9%)
Fee-based asset flows	$20.4	$16.7	$37.8	22%	(46%)
Fee-based assets as a % of advisor-led client assets	49%	49%	47%

Self-directed channel

Self-directed assets (1)	$795	$829	$1,103	(4%)	(28%)
Daily average revenue trades (000's)	755	805	1,044	(6%)	(28%)
Self-directed households (millions)	8.0	7.8	7.4	3%	8%

Workplace channel

Stock plan unvested assets	$302	$312	$509	(3%)	(41%)
Number of stock plan participants (millions)	6.3	6.2	5.6	2%	13%

The End Notes are an integral part of this presentation.  See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2022	Sep 30, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Change
Revenues:
Asset management and related fees	$1,371	$1,269	$1,585	8%	(14%)	$5,332	$5,576	(4%)
Performance-based income and other	90	(101)	166	*	(46%)	43	644	(93%)
Net revenues	1,461	1,168	1,751	25%	(17%)	5,375	6,220	(14%)

Compensation and benefits	628	495	631	27%	--	2,273	2,373	(4%)
Non-compensation expenses	619	557	612	11%	1%	2,295	2,169	6%
Total non-interest expenses (1)	1,247	1,052	1,243	19%	--	4,568	4,542	1%

Income before provision for income taxes	214	116	508	84%	(58%)	807	1,678	(52%)
Net income applicable to Morgan Stanley	$162	$107	$411	51%	(61%)	$660	$1,347	(51%)

Pre-tax profit margin	15%	10%	29%			15%	27%
Pre-tax profit margin excluding integration-related expenses	16%	13%	31%			17%	29%
Compensation and benefits as a % of net revenues	43%	42%	36%			42%	38%
Non-compensation expenses as a % of net revenues	42%	48%	35%			43%	35%

Return on Average Common Equity	6%	4%	15%			6%	15%
Return on Average Tangible Common Equity (2)	85%	56%	207%			86%	144%

Notes:
-
Investment Management results reflect the effect of the acquisition of Eaton Vance Corp. (“Eaton Vance”) prospectively from the March 1, 2021 acquisition date. The comparison of current year-to-date results to the prior period is impacted by the acquisition.

‐
For the quarters ended December 31, 2022, September 30, 2022 and December 31, 2021, Investment Management's results include pre-tax integration-related expenses of $26 million, $31 million and $37 million ($20 million, $24 million and $29 million after-tax), respectively. The twelve months ended December 31, 2022 and 2021 results include pre‐tax integration‐related expenses of $113 million and $110 million ($87 million and $85 million after‐tax), respectively.

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The End Notes are an integral part of this presentation.  See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2022	Sep 30, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Change

Assets under management or supervision (AUM)

Net flows by asset class (1)
Equity	$(6.1)	$(3.9)	$(5.7)	(56%)	(7%)	$(24.9)	$3.9	*
Fixed Income	(3.8)	(5.0)	2.3	24%	*	(15.3)	8.9	*
Alternatives and Solutions	3.9	7.0	2.3	(44%)	70%	14.4	13.6	6%
Long-Term Net Flows	(6.0)	(1.9)	(1.1)	*	*	(25.8)	26.4	*

Liquidity and Overlay Services	(18.5)	(32.5)	12.6	43%	*	(47.8)	88.1	*

Total Net Flows	$(24.5)	$(34.4)	$11.5	29%	*	$(73.6)	$114.5	*

Assets under management or supervision by asset class (2)
Equity	$259	$249	$395	4%	(34%)
Fixed Income	173	171	207	1%	(16%)
Alternatives and Solutions	431	405	466	6%	(8%)
Long-Term Assets Under Management or Supervision	$863	$825	$1,068	5%	(19%)

Liquidity and Overlay Services	442	454	497	(3%)	(11%)

Total Assets Under Management or Supervision	$1,305	$1,279	$1,565	2%	(17%)

The End Notes are an integral part of this presentation.  See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2022	Sep 30, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021

Institutional Securities

Loans:
Corporate	$17.0	$14.3	$13.5	19%	26%
Secured lending facilities	38.6	38.3	35.2	1%	10%
Commercial and residential real estate	11.7	11.8	13.6	(1%)	(14%)
Securities-based lending and other	8.5	7.8	9.0	9%	(6%)

Total Loans	75.8	72.2	71.3	5%	6%

Lending Commitments	119.7	119.7	120.3	--	--

Institutional Securities Loans and Lending Commitments	$195.5	$191.9	$191.6	2%	2%

Wealth Management

Loans:
Securities-based lending and other	$91.7	$93.0	$85.1	(1%)	8%
Residential real estate	54.4	52.8	44.2	3%	23%

Total Loans	146.1	145.8	129.3	--	13%

Lending Commitments	17.3	16.9	14.7	2%	18%

Wealth Management Loans and Lending Commitments	$163.4	$162.7	$144.0	--	13%

Consolidated Loans and Lending Commitments (1)	$358.9	$354.6	$335.6	1%	7%

The End Notes are an integral part of this presentation.  See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of December 31, 2022
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q4 Provision
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$6,589	$235	3.6%	$20
Secured lending facilities	35,606	153	0.4%	(4)
Commercial and residential real estate	8,515	275	3.2%	45
Other	2,865	11	0.4%	-
Institutional Securities - HFI	$53,575	$674	1.3%	$61

Wealth Management - HFI	146,257	165	0.1%	18

Held For Investment	$199,832	$839	0.4%	$79

Held For Sale	14,788

Fair Value	8,179

Total Loans	222,799	839		79

Lending Commitments	136,960	504	0.4%	8

Consolidated Loans and Lending Commitments	$359,759	$1,343		$87

The End Notes are an integral part of this presentation.  See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's Annual Report on Form 10-K for the year ended December 31, 2021.

(b)
The following are considered non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow comparability of operating performance and capital adequacy.  These measures are calculated as follows:

-
Earnings per diluted share excluding integration-related expenses represents net income applicable to Morgan Stanley, adjusted for the impact of the integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance, less preferred dividends divided by the average number of diluted shares outstanding.

-	The return on average tangible common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
-
The return on average common equity and the return on average tangible common equity excluding integration-related expenses are adjusted in both the numerator and the denominator to exclude the integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance.

-
Segment return on average common equity and return on average tangible common equity represent full year net income or annualized net income for the quarter applicable to Morgan Stanley for each segment, less preferred dividend segment allocation, divided by average common equity and average tangible common equity for each respective segment.  The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).

-	Tangible common equity represents common equity less goodwill and intangible assets net of certain mortgage servicing rights deduction.
-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
-
Pre-tax profit margin excluding integration-related expenses represents income before provision for income taxes less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as percentages of net revenues.

-
The Firm expense efficiency ratio excluding integration-related expenses represents total non‐interest expenses less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as a percentage of net revenues.

-	Net revenues excluding DCP represents net revenues adjusted for the impact of mark-to-market gains/losses on economic hedges associated with certain employee deferred cash-based compensation plans.
-	Compensation expense excluding DCP represents compensation adjusted for the impact related to certain deferred cash-based compensation plans linked to investment performance.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 1:
(a)	Provision for credit losses represents the provision for credit losses on loans held for investment and unfunded lending commitments.
(b)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(c)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

Page 2:
(a)	The return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Book value per common share represents common equity divided by period end common shares outstanding.
(c)	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
(d)	Pre-tax profit margin percentages represent income before provision for income taxes as percentages of net revenues.
(e)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

Page 3:
(a)
Liquidity Resources, which are primarily held within the Parent and its major operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks ("Liquidity Resources"). The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements. Average Liquidity Resources represents the average daily balance for the three months ended December 31, 2022, September 30, 2022 and December 31, 2021.

(b)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of certain mortgage servicing rights deduction.
(c)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association, and excludes balances between Bank subsidiaries, as well as deposits from the Parent and affiliates.

(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 23 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2021 (2021 Form 10-K).

Page 4:
(a)
The Firm's attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage-based capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time. The Required Capital Framework is based on the Firm's regulatory capital requirements. The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent common equity. The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition). The Firm continues to evaluate its required capital framework with respect to the impact of evolving regulatory requirements, as appropriate. For further discussion of the framework, refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2021 Form 10‐K and the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022.

(b)
The Firm's risk‐based capital ratios are computed under each of the (i) standardized approaches for calculating credit risk and market risk risk‐weighted assets (RWAs) (the “Standardized Approach”) and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2021 Form 10‐K and the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022.

(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

Page 5:
(a)
Institutional Securities Equity and Fixed income net revenues include trading, net interest income (interest income less interest expense), asset management, commissions and fees, investments and other revenues which are directly attributable to those businesses.

(b)	Pre-tax profit margin percentages represent income before provision for income taxes as percentages of net revenues.
(c)
VaR represents the unrealized loss in portfolio value that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the Firm's 2021 Form 10-K.

Page 6:
(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre-tax profit margin percentages represent income before provision for income taxes as percentages of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 7:
(a)
Client assets represent those for which Wealth Management is providing services including financial advisor-led brokerage, custody, administrative and investment advisory services; self-directed brokerage services; financial and wealth planning services; workplace services, including stock plan administration, and retirement plan services.

(b)
Net new assets represent client inflows, including dividends and interest, and asset acquisitions, less client outflows, and exclude activity from business combinations/divestitures and the impact of fees and commissions.

(c)
Margin and other lending represents margin lending arrangements, which allow customers to borrow against the value of qualifying securities and other lending which includes non‐purpose securities-based lending on non‐bank entities.

(d)
Deposits reflect liabilities sourced from Wealth Management clients and other sources of funding on the U.S. Bank Subsidiaries. Deposits include sweep deposit programs, savings and other, and time deposits.

(e)
Annualized weighted average cost of deposits represents the total annualized weighted average cost of the various deposit products, excluding the effect of related hedging derivatives. Period end cost of deposits is based upon balances and rates as of December 31, 2022, September 30, 2022 and December 31, 2021. The period average is based on both daily average deposit balances and rates for the period.

(f)	Advisor-led client assets represent client assets in accounts that have a Wealth Management representative assigned.
(g)	Fee‐based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(h)
Fee-based asset flows include net new fee-based assets (including asset acquisitions), net account transfers, dividends, interest and client fees, and exclude institutional cash management related activity. For a description of the Inflows and Outflows included in Fee-based asset flows, see Fee-based client assets in the 2021 Form 10-K.

(i)	Self-directed assets represent active accounts which are not advisor led. Active accounts are defined as having at least $25 in assets.
(j)	Daily average revenue trades (DARTs) represent the total self-directed trades in a period divided by the number of trading days during that period.
(k)
Self-directed households represent the total number of households that include at least one account with self-directed assets. Individual households or participants that are engaged in one or more of our Wealth Management channels are included in each of the respective channel counts.

(l)
The workplace channel assets includes equity compensation solutions for companies, their executives and employees. Stock plan unvested assets represent the market value of public company securities at the end of the period.

(m)
Stock plan participants represent total accounts with vested and/or unvested stock plan assets in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

Page 8:
(a)
Asset management and related fees represents management and administrative fees, distribution fees, and performance-based fees, not in the form of carried interest. Asset management and related fees represents Asset management as reported on the Firm’s consolidated income statement.

(b)
Performance-based income and other includes performance-based fees in the form of carried interest, gains and losses from investments, gains and losses from hedges on seed capital and certain employee deferred compensation plans, net interest, and other revenues. Performance-based income and other represents investments, investment banking, trading, net interest and other revenues as reported on the Firm’s consolidated income statement.

(c)	Pre-tax profit margin percentages represent income before provision for income taxes as percentages of net revenues.

Page 9:
(a)
Investment Management Alternatives and Solutions asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, Multi‐Asset portfolios, as well as Custom Separate Account portfolios.

(b)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(c)
Overlay Services represents investment strategies that use passive exposure instruments to obtain, offset, or substitute specific portfolio exposures beyond those provided by the underlying holdings of the fund.

(d)
Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

Page 10 and 11:
(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)
Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.

(c)	Securities-based lending and other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

Page 1:
(1)	The following sets forth the net revenue impact of mark-to-market gains and losses on investments associated with DCP and compensation expense impact related to DCP:

	4Q22	3Q22	4Q21	4Q22 YTD	4Q21 YTD
Net revenues	$12,749	$12,986	$14,524	$53,668	$59,755
Adjustment for mark-to-market on DCP	(194)	236	(130)	1,198	(389)
Adjusted Net revenues - non-GAAP	$12,555	$13,222	$14,394	$54,866	$59,366

Compensation expense	$5,615	$5,614	$5,487	$23,053	$24,628
Adjustment for mark-to-market on DCP	(189)	119	(137)	716	(526)
Adjusted Compensation expense - non-GAAP	$5,426	$5,733	$5,350	$23,769	$24,102

-
Compensation expense for deferred cash-based compensation awards is calculated based on the notional value of the award granted, adjusted for changes in the fair value of the referenced investments that employees select. Compensation expense is recognized over the vesting period relevant to each separately vesting portion of deferred awards.

-
The Firm invests directly, as a principal, in financial instruments and other investments to economically hedge certain of its obligations under these deferred cash-based compensation plans. Changes in the fair value of such investments, net of financing costs are recorded in Trading and Investments revenues, and included in Transactional revenues in the Wealth Management segment. Although changes in compensation expense resulting from changes in the fair value of the referenced investments will generally be offset by changes in the fair value of investments recognized in Net revenues, there is typically a timing difference between the immediate recognition of gains and losses on the Firm’s investments and the deferred recognition of the related compensation expense over the vesting period.  While this timing difference may not be material to Income before provision for income taxes for the Firm in any individual period, it may significantly impact the Wealth Management segment reported ratios and operating metrics in certain periods due to potentially significant impacts to revenues and expenses.

(2)	The Firm non-interest expenses by category are as follows:

	4Q22	3Q22	4Q21	4Q22 YTD	4Q21 YTD
Compensation and benefits (a)	$5,615	$5,614	$5,487	$23,053	$24,628

Non-compensation expenses:
Brokerage, clearing and exchange fees	851	847	811	3,458	3,341
Information processing and communications	933	874	833	3,493	3,119
Professional services	853	755	829	3,070	2,933
Occupancy and equipment	443	429	479	1,729	1,725
Marketing and business development	295	215	205	905	643
Other	878	829	991	3,591	3,694
Total non-compensation expenses	4,253	3,949	4,148	16,246	15,455
Total non-interest expenses	$9,868	$9,563	$9,635	$39,299	$40,083

(a)
The Firm recorded severance costs of $133 million in the fourth quarter of 2022, associated with a December employee action, which were reported in the business segments’ results as follows: Institutional Securities $88 million, Wealth Management $30 million and Investment Management $15 million.

Page 2:

(1)
For the quarters ended December 31, 2022, September 30, 2022 and December 31, 2021, Firm results include pre-tax integration-related expenses of $120 million, $123 million and $146 million ($92 million, $94 million and $114 million after-tax), respectively, reported in the Wealth Management and Investment Management business segments. The twelve months ended December 31, 2022 and 2021 results include pre-tax integration-related expenses of $470 million and $456 million ($360 million and $352 million after-tax), respectively. The following sets forth the impact of the integration-related expenses to earnings per diluted share, return on average common equity and return on average tangible common equity (which are excluded):

	4Q22	3Q22	4Q21	4Q22 YTD	4Q21 YTD
Earnings per diluted share - GAAP	$1.26	$1.47	$2.01	$6.15	$8.03
Impact of adjustments	0.05	0.06	0.07	0.21	0.19
Earnings per diluted share excluding integration-related expenses - Non-GAAP	$1.31	$1.53	$2.08	$6.36	$8.22

Return on average common equity - GAAP	9.2%	10.7%	14.7%	11.2%	15.0%
Impact of adjustments	0.4%	0.4%	0.5%	0.4%	0.3%
Return on average common equity excluding integration-related expenses - Non-GAAP	9.6%	11.1%	15.2%	11.6%	15.3%

Return on average tangible common equity - GAAP	12.6%	14.6%	19.8%	15.3%	19.8%
Impact of adjustments	0.5%	0.6%	0.6%	0.4%	0.4%
Return on average tangible common equity excluding integration-related expenses - Non-GAAP	13.1%	15.2%	20.4%	15.7%	20.2%

Firm expense efficiency ratio - GAAP	77.4%	73.6%	66.3%	73.2%	67.1%
Impact of adjustments	(0.9)%	(0.9)%	(1.0)%	(0.8)%	(0.8)%
Firm expense efficiency ratio excluding integration-related expenses - Non-GAAP	76.5%	72.7%	65.3%	72.4%	66.3%

Page 3:
(1)	Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)
As of December 31, 2022, September 30, 2022 and December 31, 2021, the U.S. Bank investment securities portfolio included held to maturity investment securities of $56.4 billion, $57.4 billion and $61.7 billion, respectively.

Supplemental Quantitative Details and Calculations

Page 4:
(1)
The Firm early adopted the standardized approach for counterparty credit risk (SA-CCR) under Basel III on December 1, 2021. SA-CCR replaced the previous exposure method used to measure derivatives counterparty exposure within the Standardized Approach risk-weighted assets (RWAs) and Supplementary Leverage Ratio exposure calculations in the regulatory capital framework.

Page 5:
(1)
Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 4Q22: $576mm; 3Q22: $576mm; 4Q21: $603mm; 4Q22 YTD: $576mm; 4Q21 YTD: $603mm

Page 6:
(1) The following sets forth the net revenue impact of mark-to-market gains and losses on investments associated with DCP and compensation expense impact related to DCP:

	4Q22	3Q22	4Q21	4Q22 YTD	4Q21 YTD
Net revenues	$6,626	$6,120	$6,254	$24,417	$24,243
Adjustment for mark-to-market on DCP	(106)	153	(51)	858	(210)
Adjusted Net revenues - non-GAAP	$6,520	$6,273	$6,203	$25,275	$24,033

Compensation expense	$3,343	$3,171	$3,486	$12,534	$13,090
Adjustment for mark-to-market on DCP	(115)	86	(74)	530	(293)
Adjusted Compensation expense - non-GAAP	$3,228	$3,257	$3,412	$13,064	$12,797

(2)
For the quarters ended December 31, 2022, September 30, 2022 and December 31, 2021 and twelve months ended December 31, 2022 and 2021, integration-related compensation and non-compensation expenses associated with the acquisition of E*TRADE are as follows:

	4Q22	3Q22	4Q21	4Q22 YTD	4Q21 YTD
Compensation expenses	$4	$3	$10	$12	$58
Non-compensation expenses	90	89	99	345	288
Total non-interest expenses	$94	$92	$109	$357	$346
Income tax provision	22	22	24	84	79
Total non-interest expenses (after-tax)	$72	$70	$85	$273	$267

(3)
Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 4Q22: $14,746mm; 3Q22: $14,746mm; 4Q21: $15,270mm; 4Q22 YTD: $14,746mm; 4Q21 YTD: $15,218mm

Page 7:
(1)
The quarter ended December 31, 2021 has been revised to include certain vested client employee stock options on the E*TRADE platform to align the timing of recognition with other existing Morgan Stanley client assets.

(2)
Wealth Management other lending includes $2 billion, $3 billion and $3 billion, respectively, of non-purpose securities based lending on non-bank entities in the periods ended December 31, 2022, September 30, 2022 and December 31, 2021.

(3)
For the quarters ended December 31, 2022, September 30, 2022 and December 31, 2021, Wealth Management deposits of $351 billion, $332 billion and $346 billion, respectively, exclude off-balance sheet deposits of $6 billion, $8 billion and $9 billion, respectively, held by third parties outside of Morgan Stanley. Total deposits details are as follows:

	4Q22	3Q22	4Q21
Brokerage sweep deposits	$198	$228	$298
Other deposits	153	104	48
Total balance sheet deposits	351	332	346
Off-balance sheet deposits	6	8	9
Total deposits	$357	$340	$355

Page 8:
(1)
For the quarters ended December 31, 2022, September 30, 2022 and December 31, 2021 and twelve months ended December 31, 2022 and 2021, integration-related compensation and non-compensation expenses associated with the acquisition of Eaton Vance are as follows:

	4Q22	3Q22	4Q21	4Q22 YTD	4Q21 YTD
Compensation expenses	$6	$7	$15	$29	$44
Non-compensation expenses	20	24	22	84	66
Total non-interest expenses	$26	$31	$37	$113	$110
Income tax provision	6	7	8	26	25
Total non-interest expenses (after-tax)	$20	$24	$29	$87	$85

(2)
Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 4Q22: $9,815mm; 3Q22: $9,815mm; 4Q21: $9,924mm; 4Q22 YTD: $9,815mm; 4Q21 YTD: $7,848mm

Page 9:
(1)	Net Flows by region for the quarters ended December 31, 2022, September 30, 2022 and December 31, 2021 were:
North America: $(21.8) billion, $(35.7) billion and $10.2 billion
International: $(2.7) billion, $1.3 billion and $1.3 billion
(2)	Assets under management or supervision by region for the quarters ended December 31, 2022, September 30, 2022 and December 31, 2021 were:
North America: $1,013 billion, $998 billion and $1,188 billion
International: $292 billion, $281 billion and $377 billion

Supplemental Quantitative Details and Calculations

Page 10:
(1)	For the quarters ended December 31, 2022, September 30, 2022 and December 31, 2021, Investment Management reflected loan balances of $222 million, $452 million and $140 million, respectively.

Page 11:
(1)	For the quarter ended December 31, 2022, the Allowance Rollforward for Loans and Lending Commitments is as follows:

	Institutional Securities	Wealth Management	Total
Loans

Allowance for Credit Losses (ACL)
Beginning Balance - September 30, 2022	$602	$147	$749
Net Charge Offs	-	-	-
Provision	61	18	79
Other	11	-	11
Ending Balance - December 31, 2022	$674	$165	$839

Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - September 30, 2022	$475	$12	$487
Net Charge Offs	-	-	-
Provision	-	8	8
Other	9	-	9
Ending Balance - December 31, 2022	$484	$20	$504

Loans and Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - September 30, 2022	$1,077	$159	$1,236
Net Charge Offs	-	-	-
Provision	61	26	87
Other	20	-	20
Ending Balance - December 31, 2022	$1,158	$185	$1,343

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's fourth quarter earnings press release issued January 17, 2023.